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                                                                    EXHIBIT 10.1

                               GLACIER CORPORATION

                 AMENDED AND RESTATED 1999 STOCK INCENTIVE PLAN


         1.       PURPOSE

         The purpose of this Plan is to promote the interest of the Corporation and its stockholders and the Corporation's success by providing a method whereby a variety of equity-based incentive and other Awards may be granted to Employees and Directors of the Corporation and its Subsidiaries and to selected Service Providers. This Amended and Restated Plan shall amend and restate, in its entirety, the 1999 stock incentive plan of Glacier Distribution Co., Inc., which is superceded in its entirety by this Amended and Restated Plan.

         2.       DEFINITIONS

                  A. "AWARD" means any form of stock option, restricted stock, Performance Unit, Performance Share, stock appreciation right, dividend equivalent or other incentive award granted under the Plan.

                  B. "AWARD NOTICE" means any written notice from the Corporation to a Participant or agreement between the Corporation and a Participant that establishes the terms applicable to an Award.

                  C. "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

                  D. "CHANGE IN CONTROL" shall mean (i) the acquisition, directly or indirectly, by any person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of the beneficial ownership of securities of the Corporation possessing more than fifty percent (50%) of the total

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                  combined voting power of all outstanding securities of the
                  Corporation; (ii) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction in which the holders of the outstanding voting securities of the Corporation immediately prior to such merger or consolidation hold, in the aggregate, securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the surviving entity immediately after such merger or consolidation; (iii) a reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of all outstanding voting securities of the Corporation are transferred to or acquired by a person or persons different from the persons holding those securities immediately prior to such merger; (iv) the sale, transfer or other disposition (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation; or (v) the approval by the shareholders of a plan or proposal for the liquidation or dissolution of the Corporation.

         E. "CODE" means the Internal Revenue Code of 1986, as amended. Any reference to the Code includes the regulations promulgated pursuant to the Code.

         F.       "COMMON STOCK" means Common Stock of the Corporation.

         G. "COMPENSATION COMMITTEE" means the duly appointed compensation committee of Board of Directors of the Corporation.

         H. "CORPORATION" means CrossPoint Foods Corporation, f/k/a Glacier Corporation, a Delaware corporation.

         I. "DIRECTOR" means a member of the Board of Directors or a member of the Board of Directors of a Subsidiary.

         J. "EMPLOYEE" means any employee of the Corporation or a Subsidiary and also includes non-employees to whom an offer of employment has been extended.

         K. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


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         L. "FAIR MARKET VALUE" means, on any given date (i) if the Common Stock is traded in the over-the-counter market and not on The Nasdaq Stock Market or on any national securities exchange, the per share closing bid prices of the Common Stock as reported by Nasdaq or an equivalent generally accepted reporting service, (ii) if the Common Stock is traded on The Nasdaq Stock Market or on a national securities exchange, the per share closing price of the Common Stock on which it is so listed, as the case may be, (iii) if trading in the Common Stock is not reported by Nasdaq, the lowest per share bid price of the Common Stock as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, (iv) if no such reported price is reported for such date pursuant to (i), (ii) or (iii) above, then the bid, closing sale or bid price, respectively, on the first preceding day on which so reported, or (v) if the Common Stock is not so traded and/or reported for a 30-day period immediately preceding the date for determining Fair Market Value, the Board of Directors or the Compensation Committee shall, in good faith and in conformity with the requirements of Section 422 of the Code, establish a method for determining the Fair Market Value.

         M. "NON-EMPLOYEE DIRECTOR" means Directors who are not Employees of the Corporation or a subsidiary.

         N. "OPTIONS" mean non-qualified and/or incentive stock options, as the context hereof may require or, collectively non-qualified stock options and incentive stock options.

         O. "PARTICIPANT" means any individual to whom an Award is granted under the Plan.

         P. "PERFORMANCE SHARE" means a Unit expressed in terms of, or valued by reference to, a share of Common Stock.

         Q. "PERFORMANCE UNIT" means a Unit valued by reference to designated criteria established by the Board of Directors or the Compensation Committee, other than Common Stock.

         R. "PLAN" means this Plan, which shall be known as CrossPoint Foods Corporation Amended and Restated 1999 Stock Incentive Plan.


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                  S. "RESTRICTED STOCK" means shares of Common Stock issued
pursuant to Section 10 hereto, which shares have not been registered under the Securities Act of 1933, as amended.

                  T. "RULE 16b-3" means Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

                  U. "SERVICE PROVIDERS" mean any consultant, vendor, supplier, or provider of goods or services to the Corporation, including any individual employed by any of the foregoing.

                  V. "SUBSIDIARY" means a corporation or other business entity
(i) of which the Corporation directly or indirectly has an ownership interest of 50% or more, or (ii) of which it has a right to elect or appoint 50% or more of the board of directors or other governing body. A Subsidiary shall include both currently owned Subsidiaries as well as any Subsidiary hereafter acquired.

                  W. "UNIT" means a bookkeeping entry used by the Corporation to record the grant of an Award until such time as the Award is paid, canceled, forfeited or terminated.

         3.       ADMINISTRATION

                  A. The Plan shall be administered by the Compensation Committee of the Board of Directors. The Compensation Committee shall have the authority to:

                     (i)    construe and interpret the Plan;

                     (ii) promulgate, amend and rescind rules relating to the implementation of the Plan;

                     (iii) make all determinations necessary or advisable for the administration of the Plan, including the selection of Employees, Service Providers and affiliated individuals who shall be granted Awards, the number of shares of Common Stock or Units to be subject to each Award, the Award price, if any, the vesting or duration of Awards, and the designation of stock options as incentive stock options or non-qualified stock options;

                     (iv) determine the disposition of Awards in the event of a Participant's divorce or dissolution of marriage;

                     (v) determine whether Awards will be granted alone or in combination or in tandem with other Awards;

                     (vi) determine whether cash will be paid or Awards will be granted in replacement of, or as alternatives to, other grants under the Plan or any


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                            other incentive or compensation plan of the
                            Corporation, a Subsidiary or an acquired business unit.

                  B. Subject to the requirements of applicable law, the Compensation Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award, or any Award Notice; take any and all other actions it deems necessary or advisable for the proper administration of the Plan; designate persons other than members of the Compensation Committee to carry out its responsibilities; and prescribe such conditions and limitations as it may deem appropriate; except that the Board of Directors may not delegate its authority with regard to the selection for participation of, or the granting of Awards to, persons under Section 16 of the Exchange Act. Any determination, decision, or action of the Board of Directors in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive and binding upon all persons validly claiming under or through persons participating in the Plan.

                  C. The Compensation Committee may at any time, and from time to time amend or cancel any outstanding Award, but only with the consent of the person to whom the Award was granted. Any Award granted may be converted, modified, forfeited or canceled, prospectively or retroactively, in whole or in part, by the Compensation Committee in its sole discretion. However, no such action may impair the rights of any person to whom the Award was granted without his or her consent. The Compensation Committee may, in its sole discretion, in whole or in part, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award. The Compensation Committee may in its sole discretion attach repurchase rights to any grant of any Award or the securities underlying any Award with a set repurchase price or a formula for determining a repurchase price, all in the sole discretion of the Compensation Committee. Awards shall also be subject to such additional restrictions as the Compensation Committee may impose and may include, if the Compensation Committee shall so determine, restrictions on transferability and restrictions relating to continued employment.

                  D. No employee of the Corporation or member of the Compensation Committee shall be subject to any liability with respect to duties under the Plan unless such person acts fraudulently


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or in bad faith. In addition to such other rights of indemnification as they may have as Directors or employees, the Corporation shall indemnify each member of the Compensation Committee, and any employee of the Corporation with duties under the Plan against reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such member is liable for negligence or misconduct in the performance of this duties; provided that within 60 days after institution of any such action, suit or proceeding, the member shall in writing offer the Corporation the opportunity, at its own expense, to oversee and defend the same.

         4.       ELIGIBILITY

                  A. Any Employee is eligible to become a Participant in the Plan.

                  B. Directors who are not Employees of the Corporation or a Subsidiary shall receive Awards in accordance with Section 7.

                  C. Service Providers who are not Directors of the Corporation shall be eligible to receive Awards in accordance with Section 8.

                  D. In no event shall any Participant be granted Awards in any one calendar year pursuant to which the aggregate number of shares of Common Stock that may be acquired thereunder exceeds 300,000 shares.

         5.       PLAN SHARES

                  A. A total of 2,000,000 shares of Common Stock may be issued under the Plan subject to adjustment as to the number and kind of shares pursuant to Section 5B hereof, and subject to the proviso that such shares of Common Stock shall be, and constitute, post-split shares of Common Stock of the Corporation. All Awards outstanding as of April 2001 shall be adjusted to reflect the 1 for


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2.25 reverse split of the Corporation's Common Stock. The maximum number of shares of Common Stock that may be awarded under this Plan in the form of restricted stock awards pursuant to Section 10 may be limited by the Compensation Committee. If an option or SAR expires or is terminated, surrendered or canceled without have been fully exercised, if restricted stock or Performance Shares are forfeited, or if any other grant results in any shares not being issued, the unused shares covered by any such Award shall again be available for grant under the Plan to any Participant who is not subject to
Section 16 of the Exchange Act.

                  B. The Compensation Committee shall make appropriate and equitable adjustments in the shares of Common Stock available for future Awards and the number of shares of Common Stock covered by unexercised, unvested or unpaid Awards upon the subdivision of the outstanding shares of Common Stock; the declaration of a dividend payable in Common Stock; the declaration of a dividend payable in a form other than Common Stock in an amount that has a material effect on the price of the shares of Common Stock; the combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise) into a lesser number of shares of Common Stock; a recapitalization; or a similar event.

         6.       TERM

         The Plan shall become effective on March 29, 1999, subject to shareholder approval of the Plan and the amendment and restatement thereof on or about April 25, 2001. No Award shall be granted pursuant to the Plan on or after the tenth anniversary date of such date, but Awards granted prior to such tenth anniversary may extend beyond that date to the date(s) specified in the agreement(s) covering such Awards.

         7.       AWARDS TO NON-EMPLOYEE DIRECTORS

         Options granted to Directors who are not Employees of the Corporation or a Subsidiary shall be subject to the following terms:

                     (i) The exercise price shall be not less than 85% of the Fair Market Value of the underlying Shares of Common Stock on the date of the grant,


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                            payable in accordance with the alternatives stated
                            in Section 9.B.(ii) and (iii) of the Plan;

                     (ii)   The term of the Options shall be not more than ten
                            (10) years;

                     (iii) The Options shall be subject to Section 14 of the Plan; and

                     (iv)   Shall exclude Awards of incentive stock Options.

         8.       AWARDS TO SERVICE PROVIDERS

         Service Providers shall receive Awards in accordance with the following terms:

                  A. No Awards of incentive stock Options shall be made to Service Providers.

                  B. Awards of non-qualified stock Options to such Service Providers shall be subject to the following terms:

                     (i) The exercise price shall be not less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant, payable in accordance with the alternatives stated in Sections 9.B(ii) and (iii) of the Plan;

                     (ii)   The term of the Options shall be not more than ten
                            (10) years;

                     (iii) The Options shall be subject to Section 14 of the Plan.


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         9.       STOCK OPTIONS

                  A. Awards may be granted in the form of stock Options. Stock Options may be incentive stock Options within the meaning of Section 422 of the Code or non-qualified stock Options (i.e., stock options which are not incentive stock options).

                  B. Subject to Section 9.C. relating to incentive stock Options, Options shall be in such form and contain such terms as the Compensation Committee deems appropriate. While the terms of Options need not be identical, each Option shall be subject to the following terms:

                     (i) The exercise price shall be the price set by the Compensation Committee but may not be less than 85% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

                     (ii) The exercise price shall be paid in cash (including check, bank draft, or money order), or at the discretion of the Compensation Committee, all or part of the purchase price may be paid by delivery of the Optionee's full recourse promissory note, delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value, by the surrender of all or part of an Award (including the Award being exercised), in other property, rights and credits, deemed acceptable by the Compensation Committee, or any combination of the foregoing methods of payment. In the case of incentive stock Options, the terms of payment shall be determined at the time of grant.

                     (iii) Promissory notes given as payment of the exercise price, if permitted by the Compensation Committee, shall contain such terms as set by the Compensation Committee which are not inconsistent with the following: the unpaid principal shall bear interest at a rate set from time to time by the Compensation Committee; payments of principal and interest shall be made no less frequently than annually; no part of the note shall be payable later than ten (10) years from the date of purchase of the underlying shares of Common Stock; and the Optionee shall give such security as the Compensation Committee deems necessary to ensure full payment.

                     (iv)   The term of an Option may not be greater than ten
                            (10) years from the date of the grant.

                     (v) Neither a person to whom an Option is granted nor such person's legal representative, heir, legatee or distributee shall be deemed to be the holder of, or to have any of the rights of a holder or owner with respect to, any shares of Common Stock subject to such Option unless and until


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                            such person has exercised the Option or the
                            Compensation Committee has consented to a transfer to any such person.

         C. The following special terms shall apply to grants of incentive stock Options:

                  (i) Subject to Section 9.C.(ii) of the Plan, the exercise price of each incentive stock Option shall not be less than 100% of the Fair Market Value of the underlying shares of Common Stock on the date of the grant.

                  (ii) No incentive stock Option shall be granted to any Employee who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless at the time of such grant the exercise price of the Option is at least 110% of the Fair Market Value of the underlying shares of Common Stock subject to the Option and such Option is not exercisable after the expiration of five (5) years from the date of the grant.

                  (iii) No incentive stock Option shall be granted to a person in his capacity as a Employee of a Subsidiary if the Corporation has less than a 50% ownership interest in such Subsidiary.

                  (iv) Options shall contain such other terms as may be necessary to qualify the Options granted therein as incentive stock Options pursuant to Section 422 of the Code, or any successor statute, including that such incentive stock Options shall be granted only to Employees, that such incentive stock Options are non-transferrable to the extent required by the Code, and which shall conform to all other requirements of the Code.

                  (v) To the extent required for an incentive stock Option's treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of the grant) of the Common Stock shall not, with respect to which incentive stock Options granted under this Plan and any other plan of the Corporation or any Subsidiary become exercisable for the first time by a Participant during any calendar year, exceed $100,000.

         10.      RESTRICTED STOCK

                  A. Awards may be granted in the form of restricted stock.

                  B. Grants of restricted stock shall be awarded in exchange for consideration in an amount determined by the Compensation Committee. The price, if any, of such restricted stock shall be paid in cash, or at the discretion of the Compensation Committee, all or part of the purchase price may be paid by delivery of the Participant's full recourse promissory note, delivery of Common Stock already

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owned by the Participant for at least six (6) months and valued at its Fair
Market Value, or any combination of the foregoing methods of payment, provided no less than the par value of the stock is paid in cash, and the Participant has rendered no less than three (3) months prior service to the Corporation.

                  C. The Compensation Committee shall have the discretion to grant to a Participant receiving restricted shares all or any of the rights of a stockholder while such shares continue to be subject to restrictions.

         11.      PERFORMANCE UNITS AND PERFORMANCE SHARES

                  A. Awards may be granted in the form of Performance Units or Performance Shares. Awards of Performance Units and Performance Shares shall refer to a commitment by the Corporation to make a distribution to the Participant or to his beneficiary depending on (i) the attainment of the performance objective(s) and other conditions established by the Compensation Committee, and (ii) the base value of the Performance Unit or Performance Shares, respectively, as established by the Compensation Committee.

                  B. Settlement of Performance Units and Performance Shares may be in cash, in shares of Common Stock, or a combination thereof. The Compensation Committee may designate a method of converting Performance Units into Common Stock, including, but not limited to, a method based on the Fair Market Value of Common Stock over a series of consecutive trading days or otherwise.

                  C. Participants shall not be entitled to exercise any voting rights with respect to Performance Units or Performance Shares, but the Compensation Committee in its sole discretion may attach dividend equivalents to such Awards.

         12.      STOCK APPRECIATION RIGHTS

                  A. Awards may be granted in the form of stock appreciation rights. Stock appreciation rights may be awarded in tandem with a stock option, in addition to a stock option, or may be free-standing and unrelated to a stock option.

                  B. A stock appreciation right entitles the Participant to receive from the Corporation an amount equal to the positive difference between
(i) the Fair Market Value of Common


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Stock on the date of exercise of the stock appreciation right and (ii) the grant price or some other amount as the Compensation Committee may determine at the time of grant (but not less than the Fair Market Value of Common Stock on the date of grant).

                  C. With respect to persons subject to Section 16 of the Exchange Act, a stock appreciation right may only be exercised during a period which (i) begins on the third business day following a date when the Corporation's quarterly summary statement of sales and earnings is released to the public and (ii) ends on the 12th business day following such date. This
Section 12.C shall not apply if the exercise occurs automatically on the date when a related stock option expires or if the Corporation's Common Stock is not publicly traded.

                  D. Settlement of stock appreciation rights may be in cash, in shares of Common Stock, or a combination thereof, as determined by the Compensation Committee.

         13.      DEFERRAL OF AWARDS

         At the discretion of the Compensation Committee, payment of an Award, dividend equivalent, or any portion thereof may be deferred until a time established by the Compensation Committee. Deferrals shall be made in accordance with guidelines established by the Compensation Committee to ensure that such deferrals comply with applicable requirements of the Code and its regulations. Deferrals shall be initiated by the delivery of a written, irrevocable election by the participant to the Compensation Committee or its nominee. Such election shall be made prior to the date specified by the Compensation Committee. The Compensation Committee may also (A) credit interest equivalents on cash payments that are deferred and set the rates of such interest equivalents and (B) credit dividends equivalents on deferred payments denominated in the form of shares of Common Stock.

         14. EXERCISE OF STOCK OPTIONS OR AWARDS UPON TERMINATION OF EMPLOYMENT OR SERVICES.

                  A. Upon cessation of service as a Non-Employee Director or Service Provider, all stock Options granted under Sections 7 and 8 and held by a Non-Employee Director or Service Provider as of the date of cessation of service may be exercised by the Non-Employee Director or Service Provider


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or his/her heirs or legal representatives until the expiration of the option term. Subject to Section 22, stock options granted to other Participants under
Section 9 may permit the exercise of Options upon the Participant's termination of employment within the following periods, or such shorter periods as determined by the Compensation Committee at the time of grant:

                     (i) If on account of death, within twelve (12) months of such event by the person or persons to whom the Participant's rights pass by will or the laws of descent or distribution.

                     (ii) If on account of retirement (as defined from time to time by Corporation policy), stock Options may be exercised within three (3) months of such date of retirement.

                     (iii) If on account of resignation, Options may be exercised within one (1) month of such termination.

                     (iv) If terminated for cause (as defined from time to time by Corporation policy), no unexercised Option shall be exercisable to any extent after termination.

                     (v) If on account of the taking of a leave of absence for the purpose of serving the government or the country in which the principal place of employment of the Participant is located, either in a military or a civilian capacity, or for such other purpose or reason as the Compensation Committee may approve, a Participant shall not be deemed during the period of any such absence alone to have terminated his service, except as the Compensation Committee may otherwise expressly provide.

                     (vi) If on account of disability, within one year following the disability of the Participant.

                     (vii) If for any reason other than death, retirement, resignation, termination for cause, or disability, Options may be exercised within three (3) months of such termination.

                  B. An unexercised Option shall be exercisable only to the extent that such Option was exercisable on the date the Participant's employment or service terminated. Notwithstanding the foregoing, and except as provided in
Section 14.A. above, terms relating to the exercisability of options may be amended by the Compensation Committee before or after such termination so long as such amendments do not adversely affect the rights of an Option holder.


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                  C. In no case may an unexercised option be exercised to any extent by anyone after expiration of its term.

                  D. To the extent any Award other than stock options is exercisable by a Participant, such Award shall be exercisable only until termination (in the case of Employees only) or within the time periods specified in A(i) to A(vii) above. In the case of a non-Employee Participant, such Award will be exercisable in accordance with the terms thereof unless the Compensation Committee has required continued service to the Corporation or a Subsidiary as a condition to the exercise of an Award, in which event the exercise of an Award following termination of services by a non-Employee Participant shall be as provided for by the Compensation Committee.

         15.      ASSIGNABILITY

         The rights of a Participant under the Plan shall not be assignable by such Participant, by operation of law or otherwise, without consent of the Compensation Committee which may be granted in its sole discretion. No Participant may create a lien on any funds, securities, rights or other property to which such Participant may have an interest under the Plan, or which is held by the Corporation for the account of the Participant under the Plan.

         16.      PAYMENT OF WITHHOLDING TAXES

         As a condition to receiving or exercising an Award, as the case may be, the Participant may be required by the Compensation Committee, in its discretion, to pay to the Corporation or the employer Subsidiary the amount of all applicable Federal, state, local and foreign taxes required by law to be paid or withheld relating to receipt or exercise of the Award. Alternatively, the Corporation may withhold shares of Common Stock with an aggregate Fair Market Value equal to such withholding taxes, from any Award in shares of Common Stock, to the extent the withholding is required by law. The Corporation may also accept delivery of Common Stock already owned by the Participant for at least six (6) months and valued at its Fair Market Value. The Corporation also may deduct such withholding taxes from any Award paid in cash.

         17.      AMENDMENTS


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         The Board of Directors may amend the Plan at any time and from time to time, subject to the receipt of stockholder approval where required by Rule 16b-3, by the Code, by The Nasdaq Stock Market, Inc. or other exchange regulations or by state corporation law. Rights and obligations under any Award granted before amendment of the Plan shall not be materially altered or impaired adversely by such amendment, except with consent of the person to whom the Award was granted.

         18.      REGULATORY APPROVALS AND LISTINGS

         Notwithstanding any other provision in the Plan, the Corporation shall have no obligation to issue or deliver certificates for shares of Common Stock under the Plan prior to (A) obtaining approval from any governmental agency which the Corporation determines is necessary or advisable, (B) admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (C) completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Corporation determines to be necessary or advisable.

         19.      NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

         Participation in the Plan shall not give any Employee any right to remain in the employ of the Corporation or any Subsidiary. Further, the adoption of this Plan shall not be deemed to give any Employee or other individual the right to be selected as a Participant or to be granted an Award.

         20.      NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

         No Participant shall have any rights as a stockholder of the Corporation until the Participant acquires an unconditional right under an Award to have shares of Common Stock issued to such Participant. In the case of a recipient of a stock Option, the unconditional right to have shares of Common Stock issued to such Participant shall be defined as the date upon which the Participant has exercised the stock Option and tendered valid consideration to the Corporation for the exercise thereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

         21.      SPECIAL PROVISION PERTAINING TO PERSONS SUBJECT TO SECTION 16


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         Notwithstanding any other item of this Plan, the following shall apply to persons subject to Section 16 of the Exchange Act, except in the case of death or disability or unless Section 16 shall be amended to provide otherwise than as described below, in which event this Plan shall be amended to conform to
Section 16, as amended:

                  A. Restricted stock or other equity securities (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) offered pursuant to this Plan must be held for at least six (6) months from the date of grant; and

                  B. At least six (6) months must elapse from the date of acquisition of any stock option, Performance Unit, Performance Share, stock appreciation right or other derivative security (within the meaning used in Rule 16b-3 of the Exchange Act or any successor rule) issued pursuant to the Plan to the date of disposition of such derivative security (other than upon exercise or conversion) or its underlying equity security.

         22.      MERGER, REORGANIZATION, EXCHANGE OR SALE OF ASSETS

         In order to preserve a Participant's rights in the event the Corporation enters into an agreement providing for the merger of the Corporation into another corporation, an exchange of shares with another corporation, the reorganization of the Corporation or the sale of substantially all of the Corporation's assets, (i) the time period relating to the exercise or realization of all outstanding Awards and Restricted Stock shall accelerate immediately prior to the consummation of such Change in Control if the Compensation Committee determines in its sole discretion to permit such acceleration or if such acceleration is obligated by contract, and (ii) with respect to Awards, the Compensation Committee in its discretion may, at any time an Award is granted, or at any time thereafter, take one or more of the following actions: (A) provide for the purchase or exchange of each Award for an amount of cash or other property having a value equal to the difference, or spread, between (x) the value of the cash or other property that the Participant would have received pursuant to such Change in Control transaction in exchange for the shares issuable upon exercise of the Award had the Award been exercised immediately prior to such Change in Control transaction and (y) the exercise price of such Award or the Purchase

Price under such Award; (B) adjust the terms of the Awards in a manner determined by the Compensation Committee to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of new Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and Exercise Prices, in which event the Plan and such Awards, or the new Awards substituted therefor, shall continue in a manner and under the terms so provided; or (D) make such other provision as the Compensation Committee may consider equitable. If the Compensation Committee does not take any of the foregoing actions, all Awards shall terminate upon the consummation of the Change in Control, unless the Common Stock remains listed or admitted to trading on a national stock exchange, the Nasdaq SmallCap Market or the Nasdaq National Market. The Compensation Committee shall cause written notice of the proposed Change in Control transaction to be given to all Participants not less than fifteen (15) days prior to the anticipated effective date of the proposed transaction.

        23. REFERENCES TO THE SECURITIES ACT OF 1933, THE EXCHANGE ACT AND RULE 16B-3

        Any references within this Plan to the Securities Act of 1933, the Exchange Act and/or Rule 16b-3 shall not be construed by any Participant as obligating the Corporation in any manner to register a class of its securities under the Securities Act of 1933 or to become a reporting company under the Exchange Act. The Compensation Committee shall have the right, in its sole and absolute discretion, to determine whether a public offering of any securities of the Corporation is in the best interests of the Corporation and its shareholders, and to determine if the Corporation will register any class of its securities under the Exchange Act. Accordingly, any references in this Plan to such provisions shall not in any way be construed or interpreted by any Participant or by any court of competent jurisdiction as obligating the Corporation to effect, at any time from and after the date hereof, a public offering.

        24. GOVERNING LAW

        The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.


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